Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Tax Receivables
Monthly provisional tax payments	$ 98,158	$ 44,798
Other	9,163	6,196
Total	107,321	50,994
Tax Payables
Income tax	220,727	192,924
Total	$ 220,727	$ 192,924